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                                                                    EXHIBIT 99.3


                               November 17, 2003


Joseph A. Sorge, M.D.
Chief Executive Officer
Stratagene Corporation
11011 North Torrey Pines Road
La Jolla, California  92037

Dear Joe:

I am writing to confirm that I have consented to being named in the S-4 as a person expected to become a director of Stratagene Corporation. In addition, I consent to the filing of this letter as an exhibit to the S-4.

                                               Sincerely,


                                               /s/ JOHN C. REED
                                               -------------------------
                                               John C. Reed, M.D., Ph.D.


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                               November 1, 2003


Joseph A. Sorge, M.D.
Chief Executive Officer
Stratagene Corporation
11011 North Torrey Pines Road
La Jolla, California  92037

Dear Joe:

I am writing to confirm that I have consented to being named in the S-4 as a person expected to become a director of Stratagene Corporation. In addition, I consent to the filing of this letter as an exhibit to the S-4.

                                               Sincerely,


                                               /s/ ROBERT C. MANION
                                               ---------------------
                                               Robert C. Manion


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                               November 4, 2003


Joseph A. Sorge, M.D.
Chief Executive Officer
Stratagene Corporation
11011 North Torrey Pines Road
La Jolla, California  92037

Dear Joe:

I am writing to confirm that I have consented to being named in the S-4 as a person expected to become a director of Stratagene Corporation. In addition, I consent to the filing of this letter as an exhibit to the S-4.

                                               Sincerely,


                                               /s/ J. DAVID THOLEN
                                               ---------------------
                                               J. David Tholen